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                                                                    EXHIBIT 23.8


                 CONSENT OF LA ROCHE PETROLEUM CONSULTANTS, LTD.



         We consent to the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 1999, 1998 and 1997, incorporated herein by reference.



                                       LAROCHE PETROLEUM CONSULTANTS, LTD.

                                       By: /s/ William M. Kazmann
                                           ----------------------
                                                  Partner



June 22, 2000